UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 18, 2011

Swank, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-5354

Delaware (State or other jurisdiction of incorporation or organization)	04-1886990 (IRS Employer Identification Number)

90 Park Avenue New York, NY (Address of principal executive offices)	10016 (Zip code)

(212) 867-2600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of stockholders of Swank, Inc. (the “Company”) was held on August 18, 2011.  At the annual meeting Eric Luft and James Tulin were elected to serve as Class I directors of the Company, and the selection of BDO USA, LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2011 was ratified.  Set forth below with respect to each such matter are the number of votes cast for, against and to abstain, and the number of broker non-votes:

1.           Election of Directors.

Nominee	For	Against	Broker Non-Votes

Eric Luft	4,091,834	37,811	669,362
James Tulin	4,078,676	50,969	669,362

2.           Ratification of Selection of Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes

4,766,544	26,873	5,590	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011	SWANK, INC.

	By:	/s/ Jerold R. Kassner
Jerold R. Kassner, Executive Vice President and Chief Financial Officer